U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 12, 2015

KALEX CORP.
(Exact Name of Company as Specified in its Charter)

Delaware	0-52177	13-3305161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 McKinney Avenue, Suite 700, Dallas Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (212) 686-7171

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 12, 2015, Scott N. Weinert resigned as President and a member of the board of directors of the Company to pursue other interests. There was no disagreement between the Company and Mr. Weinert prior to the resignation. On September 18, 2015, the Company’s board of directors appointed J. Scott Tassan, the Company’s Chief Financial Officer, as the Company’s interim Chief Executive Officer and President.

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SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Kalex Corp.

Dated: September 21, 2015	By:	/s/ J. Scott Tassan
J. Scott Tassan
President